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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 27, 2000

                 Advanta Conduit Receivables, Inc., as Sponsor
          on behalf of Advanta Revolving Home Equity Loan Trust 2000-A
               (Exact Name of Registrant as Specified in Charter)

              Nevada                 333-92669-01               88-0360305
(State or Other Jurisdiction of    (Commission File           (IRS Employer
            Incorporation)              Number)           Identification Number)

                        Advanta Conduit Receivables, Inc.
               (Exact Name of Registrant as Specified in Charter)

            Nevada                    333-92669                 88-0360305
(State or Other Jurisdiction of    (Commission File           (IRS Employer
         Incorporation)                 Number)           Identification Number)

  Attention: General Counsel
10790 Rancho Bernardo Road
  San Diego, California                                                  92127
  (Address of Principal                                               (Zip Code)
    Executive Offices)

Registrant's telephone number,
including area code:                                              (858) 676-3099

          (Former name or former address, if changed since last report)
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  Description of the Notes and the Mortgage Loans.

                  Advanta Conduit Receivables, Inc. (the "Registrant" or the "Sponsor") registered an issuance of $2,000,000,000 in principal amount of mortgage loan asset backed certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (file No. 333-92669) (the "Registration Statement").

                  Pursuant to the Registration Statement, the Sponsor formed Advanta Revolving Home Equity Loan Trust 2000-A (the "Trust") which issued $400,000,000 in aggregate principal amount of its Revolving Home Equity Loan Asset Backed Notes (the "Notes"), on April 27, 2000 (the "Closing Date").

                  This Current Report Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The primary assets of the Trust are a pool of adjustable rate revolving home equity credit line loans (the "Mortgage Loans"), each used predominantly to refinance an existing mortgage loan on more favorable terms, to consolidate debt or to obtain cash proceeds by borrowing against the related borrower's equity in the real property and improvements pledged to secure the related Mortgage Loan. The Mortgage Loans are secured primarily by mortgages on single-family residences (which may be detached, part of a two- to four-family dwelling, a condominium unit or a unit in a planned unit development) which were conveyed to the Trust on the Closing Date. As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated December 28, 1999, and the Prospectus Supplement dated April 18, 2000 filed pursuant to Rule 424(b)(5) of the Act with the Commission.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable

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                  (c)      Exhibits:

                  1.1 Underwriting Agreement, dated April 18, 2000, between the Sponsor and Bear, Stearns & Co. Inc., as Representative of the Underwriters.

                  4.1 Indenture, dated as of April 1, 2000, between Advanta Revolving Home Equity Loan Trust 2000-A and Bankers Trust Company of California, N.A., as Indenture Trustee.

                  4.2 Trust Agreement, dated as of April 1, 2000, between the Sponsor and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Revolving Home Equity Loan Trust 2000-A.

                  4.3 Sale and Servicing Agreement, dated as of April 1, 2000, among the Advanta Revolving Home Equity Loan Trust 2000-A, the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

                  4.4 Certificate Guaranty Insurance Policy (No. AB0358BE), dated April 27, 2000, and issued and delivered by Ambac Assurance Corporation.

                  5.1 Opinion of Wolf, Block, Schorr and Solis-Cohen LLP regarding legality of the registered securities, dated April 27, 2000.*

                  8.1 Opinion of Wolf, Block, Schorr and Solis-Cohen LLP regarding tax matters, dated April 27, 2000.*

                  10.1 Purchase Agreement, dated as of April 1, 2000, among Advanta Bank Corp., Advanta National Bank and Advanta Finance Corp., as Originators, on the one hand, and Advanta Conduit Receivables, Inc., as Purchaser, on the other hand.

                  10.2 Indemnification Agreement, dated April 18, 2000, between Bear, Stearns & Co., Inc., as Representative of the Underwriters, and Ambac Assurance Corporation, as Insurer.

                  10.3 Guaranty to Ambac Assurance Corporation and Bear, Stearns & Co. Inc., as Representative of the Underwriters, issued by Advanta Mortgage Holding Company.

                  10.4 Guaranty to Ambac Assurance Corporation and Advanta Revolving Home Equity Loan Trust 2000-A issued by Advanta Mortgage Holding Company.

                  23.1 Consent of KPMG LLP regarding financial statements of Ambac Assurance Corporation and their report.*

                  23.2 Consent of Arthur Andersen LLP.*

                  *Previously filed on Form 8-K with the Securities and Exchange Commission.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 27, 2000            ADVANTA REVOLVING HOME EQUITY
                                        LOAN TRUST 2000-A

                                        By:    Advanta Conduit Receivables, Inc.

                                        By:    /s/ Michael Coco
                                           -------------------------------------
                                        Name:  Michael Coco
                                        Title: Vice President

                                ADVANTA CONDUIT RECEIVABLES, INC.

                                        By:      /s/ Michael Coco
                                           -------------------------------------
                                        Name:    Michael Coco
                                        Title:   Vice President


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